Exhibit 10.2

$2,500,000	December 24, 2013

SECOND ADD-ON TERM NOTE

FOR VALUE RECEIVED, each of the undersigned, Primo Water Corporation, a Delaware corporation, Primo Products, LLC, a North Carolina limited liability company, Primo Direct, LLC, a North Carolina limited liability company, Primo Refill, LLC, a North Carolina limited liability company, and Primo Ice, LLC, a North Carolina limited liability company  (collectively, the “Maker”), hereby, jointly and severally, promises to pay to Comvest Capital II, L.P., a Delaware limited partnership (“Comvest”), or its registered assigns (hereinafter, collectively with Comvest, the “Payee”), the sum of Two Million Five Hundred Thousand ($2,500,000) Dollars (the “Principal”), with interest thereon, on the terms and conditions set forth herein and in the Credit and Security Agreement dated as of April 30, 2012 by and among the Maker and Comvest (as the same may be amended, modified, supplemented and/or restated from time to time, the “Credit Agreement”).  Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

Payments of principal of, interest on and any other amounts with respect to this Term Note (this “Note”) are to be made in lawful money of the United States of America.

1.      Payments.

(a)  Interest.  This Note shall bear interest (“Interest”) on Principal amounts outstanding from time to time from the date hereof at a per annum interest rate equal to twelve and one-half percent (12.5%).

(b)  Computation and Payment of Interest.  All Interest shall be computed on the daily unpaid Principal balance of this Note based on a three hundred sixty (360) day year.  Accrued Interest hereunder shall be payable monthly in arrears on or before the fifth day of each calendar month commencing on January 5, 2014. All Interest shall be paid in cash.

(c)  Default Rate.  Following the occurrence and during the continuation of any Event of Default, (i) the outstanding Principal balance of this Note and all other Obligations shall bear Interest at the applicable rate as set forth in clause (a) above plus five percent (5%) per annum (the “Default Rate”) to be paid in cash.

(d)  Maturity.  The outstanding balance of this Note shall be due and payable in a single installment on or before April 30, 2016, in an amount equal to the entire outstanding Principal balance of this Note and all accrued and unpaid Interest.

2.     Prepayment.

(a)    Optional Prepayment of Principal.  Subject to the terms of the Credit Agreement, including, without limitation, Section 2.2(b) of the Credit Agreement, all or any portion of the unpaid Principal balance of this Note, together with all accrued and unpaid Interest on the Principal amount being prepaid, may at the Maker's option be prepaid in whole or in part, at any time or from time to time, upon five (5) Business Days' prior written notice to the Payee.

(b)    Mandatory Prepayments of Principal.  The Principal balance of this Note, and all accrued and unpaid Interest hereunder, may be required to be prepaid during the existence of any Event of Default.  In addition, all or a portion of the Principal balance of this Note shall be required to be prepaid as and to the extent provided in Section 2.5 of the Credit Agreement.  Any prepayment made pursuant to this clause (b) shall be subject to the terms of the Credit Agreement, including, without limitation, Section 2.2(b) of the Credit Agreement

(c)    Application of Prepayments.  Any and all prepayments hereunder shall be applied in accordance with Section 2.8 of the Credit Agreement.

3.      Events of Default.  The existence of an Event of Default shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and take such other action as may be provided for in the Credit Agreement and/or in any and all Other Documents, or as may be provided under the law.

4.      Assignment.  This Note shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto, provided that the Maker may not assign any of its rights or obligations hereunder without the prior written consent of the Payee.

5.      Waiver and Amendment.  No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived.  Neither any provision of this Note nor any performance hereunder may be amended or waived except pursuant to an agreement in writing signed by the Maker and the Payee.  Except as otherwise expressly provided in this Note, the Maker hereby waives, to the extent not prohibited by applicable law, diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, notice of any and all of the foregoing, and any other notice or action otherwise required to be given or taken under all applicable laws in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.  The Maker further waives, to the extent not prohibited by applicable law, the benefit of any exemption under the homestead exemption laws, if any, or any other exemption, appraisal or insolvency laws, and consents that the Payee may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note.

6.      GOVERNING LAW.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.      CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.  THE MAKER HEREBY CONSENTS TO THE JURISDICTION OF ALL COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR WITH RESPECT TO THIS NOTE, ANY OTHER AGREEMENTS, INSTRUMENTS, CERTIFICATES OR OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY OF THE MAKER'S OBLIGATIONS HEREUNDER OR THEREUNDER.  THE MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) IN ANY ACTION BROUGHT BY THE PAYEE HEREUNDER OR IN RESPECT OF ANY OTHER DOCUMENT, PROVIDED THAT THIS WAIVER SHALL NOT PRECLUDE THE MAKER FROM PURSUING ANY SUCH CLAIMS BY MEANS OF SEPARATE PROCEEDINGS.  THE MAKER HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS WHICH IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS, AND ALSO WAIVES TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.  THE MAKER MAY FILE A COPY OF THIS AGREEMENT AS EVIDENCE OF THE FOREGOING WAIVER OF RIGHT TO JURY TRIAL.

8.      Usury Savings Clause.  Section 2.7 of the Credit Agreement is hereby incorporated into this Note by this reference.

9.      Collection Costs.  In the event that the Payee shall place this Note in the hands of an attorney for collection during the continuance of any Event of Default, the Maker shall further be liable to the Payee for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) which may be incurred by the Payee in enforcing this Note, all of which costs and expenses shall be obligations under and part of this Note; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

IN WITNESS WHEREOF, the Maker has executed this Note on the date first above written.

PRIMO WATER CORPORATION

By:	/s/ Mark Castaneda
Name:	Mark Castaneda
Title:	Chief Financial Officer

PRIMO PRODUCTS, LLC

By:	/s/ Mark Castaneda
Name:	Mark Castaneda
Title:	Chief Financial Officer

PRIMO DIRECT, LLC

By:	/s/ Mark Castaneda
Name:	Mark Castaneda
Title:	Chief Financial Officer

PRIMO REFILL, LLC

By:	/s/ Mark Castaneda
Name:	Mark Castaneda
Title:	Chief Financial Officer

PRIMO ICE, LLC

By:	/s/ Mark Castaneda
Name:	Mark Castaneda
Title:	Chief Financial Officer